SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 21, 2011

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

35 East 62nd Street New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

10.1.	Entry into a Material Definitive Agreement.

On December 21, 2011, SIGA Technologies, Inc. (the “Company or the “Registrant”) entered into an amendment (the “Amendment”) to Dr. Hruby's existing employment agreement (the “Existing Agreement”) with the Company (a copy of the Existing Agreement has previously been filed with the Commission).  As previously disclosed, Dr. Hruby is the Company’s Chief Scientific Officer.  The Amendment increases Dr. Hruby’s salary to $500,000 and provides for certain modifications to his bonus arrangements, all as set forth in the attached copy of the Amendment. A copy of such amendment is attached hereto as Exhibit 10.1.

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure contained in Item 1.01of this Report on Form 8-K is hereby incorporated in this Item 5.02.

9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Amendment, dated December 21, 2011, to January 27, 2007 Employment Agreement (as amended) between the Company and Dr. Hruby.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

By: /s/ Daniel J. Luckshire
Name: Daniel J. Luckshire
Title:   Chief Financial Officer

Date:  December 27, 2011